SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):  May 27, 2004

INTERNATIONAL FLAVORS & FRAGRANCES INC. (Exact Name of Registrant as Specified in Charter)

New York (State or Other Jurisdiction of Incorporation)

1-4858 (Commission File Number)	13-1432060 (I.R.S. Employer Identification No.)

521 West 57th Street, New York, New York (Address of Principal Executive Offices)	10019 (Zip Code)

(212) 765-5500 (Registrant’s telephone number, including area code)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 9.	Regulation FD Disclosure

Attached and incorporated herein by reference and being furnished hereby as Exhibit 99.1 is a copy of a press release of International Flavors & Fragrances Inc. (“IFF”) dated May 27, 2004, announcing that IFF has entered into a letter of intent with Frutarom Industries Ltd. for the intended sale of its fruit preparations businesses in Switzerland and Germany and the potential closure of its manufacturing facilities in Dijon, France.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 27, 2004	INTERNATIONAL FLAVORS & FRAGRANCES INC. By: DOUGLAS J. WETMORE —————————————— Name: Douglas J. Wetmore Title: Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of International Flavors & Fragrances Inc., dated May 27, 2004.